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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 1999


                          Discover Card Master Trust I
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                    0-23108                    51-0020270
        --------                    -------                    ----------
       (State of                  (Commission                (IRS Employer
      Organization)               File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                             19720
------------------------------------------                       -----
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

                  Series 1999-4. On April 19, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 1999-4 ___% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1999-4 ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Series Term Sheet dated April 19, 1999, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-4.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                   (Registrant)


                                  By:   Greenwood Trust Company
                                        (Originator of the Trust)



Date:  April 19, 1999             By:   /s/ John J. Coane
                                     ------------------------------------
                                       John J. Coane
                                       Vice President, Chief Accounting Officer
                                         and Treasurer









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                                INDEX TO EXHIBITS

Exhibit         Description                                              Page
-------         -----------                                              ----

Exhibit 99      Series Term Sheet dated April 19, 1999, with respect      5
                to the proposed issuance of the ___% Class A Credit
                Card Pass-Through Certificates and the ___% Class B
                Credit Card Pass-Through Certificates of Discover
                Card Master Trust I, Series 1999-4.















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